GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments

June 30, 2021 (Unaudited)

	Description	Value

Private Real Estate Investment Trusts & Private Investment Funds – 60.5%(a)
ACRES Capital Debt Opportunity Fund, LP		$ 189,807
Ares Real Estate Enhanced Income Fund, LP		7,003,762
Ares US Real Estate Fund IX, LP		11,289,102
Bain Capital Real Estate Fund I-B, LP		6,436,114
Brookfield Premier Real Estate Partners, LP		13,894,621
Brookfield Real Estate Finance Fund V, LP		12,920,807
Carlyle Property Investors, LP		17,883,694
Clarion Lion Properties Fund, LP		7,289,824
Clarion Partners Debt Investment Fund, LP		6,957,342
Clarion Ventures 4, LP		12,194,672
Heitman Core Real Estate Debt Income Trust, LP		16,560,142
Menlo Equities Absolute Return Fund, LP		15,879,299
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP		7,052,138
Prologis Targeted U.S. Logistics Holdings II, LP		11,592,780
Sculptor Real Estate Credit Fund, LP		10,702,429
The Trumbull Property Fund, LP		6,158,404
Truman 2016 SC5, LLC		460,889
Voya Commercial Mortgage Lending Fund, LP		5,427,572

TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS & PRIVATE INVESTMENT FUNDS (Cost $162,949,270)		$169,893,398

Shares		Value

Common Stocks – 26.8%
Equity Real Estate Investment Trusts (REITs) – 25.6%
40,631	Alexandria Real Estate Equities, Inc. REIT	$ 7,392,404
28,909	American Tower Corp. REIT	7,809,477
117,833	Americold Realty Trust REIT	4,459,979
35,061	AvalonBay Communities, Inc. REIT	7,316,880
53,746	CoreSite Realty Corp. REIT	7,234,212
61,622	Equity LifeStyle Properties, Inc. REIT	4,579,131

Shares	Description		Value

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
197,839	Invitation Homes, Inc. REIT		$ 7,377,416
206,039	MGM Growth Properties LLC, Class A REIT		7,545,148
24,834	Public Storage REIT		7,467,336
35,618	Ryman Hospitality Properties, Inc. REIT*		2,812,397
11,023	SBA Communications Corp. REIT		3,513,030
26,154	Sun Communities, Inc. REIT		4,482,796

			71,990,206

Mortgage Real Estate Investment Trusts (REITs) – 1.2%
85,150	Angel Oak Mortgage, Inc. REIT*		1,521,630
139,500	TPG RE Finance Trust, Inc. REIT		1,876,275

			3,397,905

TOTAL COMMON STOCKS (Cost $70,709,769)			$ 75,388,111

Shares	Description	Dividend Rate	Value

Preferred Stocks – 7.4%
Equity Real Estate Investment Trusts (REITs) – 2.0%
57,144	DigitalBridge Group, Inc., Series J	7.13%	$ 1,497,744
59,455	DigitalBridge Group, Inc., Series I	7.15	1,525,021
54,165	National Storage Affiliates Trust, Series A	6.00	1,462,455
44,289	UMH Properties, Inc., Series C	6.75	1,160,372

			5,645,592

Mortgage Real Estate Investment Trusts (REITs) – 5.4%
73,988	AGNC Investment Corp., Series E	6.50	1,911,110
72,971	Annaly Capital Management, Inc., Series F	6.95	1,903,813
81,652	MFA Financial, Inc., Series C	6.50	1,931,886
73,066	New Residential Investment Corp., Series A	7.50	1,899,716
23,188	New Residential Investment Corp., Series B	7.13	595,236
72,142	PennyMac Mortgage Investment Trust, Series A	8.13	1,911,042
7,750	PennyMac Mortgage Investment Trust, Series B	8.00	211,342
131,094	Two Harbors Investment Corp., Series A	8.13	3,480,546
45,129	Two Harbors Investment Corp., Series B	7.63	1,183,734

			15,028,425

TOTAL PREFERRED STOCKS (Cost $19,955,691)			$ 20,674,017

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2021 (Unaudited)

Shares	Description	Value

Public Non-Traded Real Estate Investment Trusts – 0.8%(a)(b)
446,837	InvenTrust Properties Corp.	$ 1,312,031
168,566	NorthStar Healthcare Income, Inc.	877,146

TOTAL PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (Cost $3,021,727)		$ 2,189,177

Shares	Dividend Rate	Value

Investment Company – 3.4%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,596,581	0.026%	$ 9,596,581
(Cost $9,596,581)

TOTAL INVESTMENTS – 98.9% (Cost $266,233,038)		$277,741,284

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		3,151,480

NET ASSETS – 100.0%		$280,892,764

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $172,082,575, which represents approximately 61.3% of net assets as of June 30, 2021. See additional details below:

Security	Date(s) of Purchase	Cost

ACRES Capital Debt Opportunity Fund, LP	08/16/18-7/11/19	$226,925
Ares Real Estate Enhanced Income Fund, LP	10/31/19-11/24/20	7,019,053
Ares US Real Estate Fund IX, LP	09/19/19-03/15/21	10,573,592
Bain Capital Real Estate Fund I-B, LP	12/18/19-03/11/21	5,740,379
Brookfield Premier Real Estate Partners, LP	10/01/19-12/30/19	14,000,000
Brookfield Real Estate Finance Fund V, LP	10/03/19-03/26/21	13,501,582
Carlyle Property Investors, LP	10/01/19-04/01/20	16,987,157
Clarion Lion Properties Fund, LP	01/01/14-05/31/19	4,944,265
Clarion Partners Debt Investment Fund, LP	02/14/17-12/23/20	7,054,078
Clarion Ventures 4, LP	07/01/16-07/10/19	9,793,571
Heitman Core Real Estate Debt Income Trust, LP	07/27/17-11/13/17	16,702,937
InvenTrust Properties Corp.	02/06/15	1,429,240
Menlo Equities Absolute Return Fund, LP	06/28/19	16,000,000
NorthStar Healthcare Income, Inc.	11/27/13-03/12/15	1,592,486
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	10/01/19-02/16/21	7,092,080
Prologis Targeted U.S. Logistics Holdings II, LP	01/03/20-07/15/20	10,096,699
Sculptor Real Estate Credit Fund, LP	01/21/20-03/29/21	11,051,335
The Trumbull Property Fund, LP	01/04/16-10/01/18	6,766,823
Truman 2016 SC5, LLC	10/21/19	–
Voya Commercial Mortgage Lending Fund, LP	10/11/19-12/30/19	5,398,794

Total		$165,970,996

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
LP	— Limited Partnership
REIT	— Real Estate Investment Trust

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

Additional information on investments in private real estate investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2021

ACRES Capital Debt Opportunity Fund, LP	$189,807	N/A	N/A	$–
Ares Real Estate Enhanced Income Fund, LP	7,003,762	Quarterly	90	–
Ares US Real Estate Fund IX, LP	11,289,102	N/A	N/A	2,204,738
Bain Capital Real Estate Fund I-B, LP	6,436,114	N/A	N/A	4,461,476
Brookfield Premier Real Estate Partners, LP(a)	13,894,621	Quarterly	90	–
Brookfield Real Estate Finance Fund V, LP	12,920,807	N/A	N/A	9,492,565
Carlyle Property Investors, LP(b)	17,883,694	Quarterly	90	–
Clarion Lion Properties Fund, LP	7,289,824	Quarterly	90	–
Clarion Partners Debt Investment Fund, LP	6,957,342	N/A	N/A	5,002,720
Clarion Ventures 4, LP	12,194,672	N/A	N/A	963,242
Heitman Core Real Estate Debt Income Trust, LP	16,560,142	Quarterly	90	–
InvenTrust Properties Corp.	1,312,031	N/A	N/A	–
Menlo Equities Absolute Return Fund, LP(c)	15,879,299	Annually	30	–
NorthStar Healthcare Income, Inc.	877,146	N/A	N/A	–
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP(d)	7,052,138	Quarterly	45	3,026,920
Prologis Targeted U.S. Logistics Holdings II, LP	11,592,780	Quarterly	90	–
Sculptor Real Estate Credit Fund, LP	10,702,429	N/A	N/A	9,562,253
The Trumbull Property Fund, LP	6,158,404	Quarterly	60	–
Truman 2016 SC5, LLC	460,889	N/A	N/A	–
Voya Commercial Mortgage Lending Fund, LP	5,427,572	Quarterly	90	–

(a)	Redemptions are subject to a two-year holding period from the initial capital call on October 1, 2019.
(b)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on July 1, 2019.
(c)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on June 28, 2019.
(d)	Redemptions are subject to a two-year holding period from the underlying fund’s initial capital call on May 31, 2019.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2021 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

Public Non-Traded REITs — Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”) do not report NAVs on a timely basis and therefore cannot be valued using the practical expedient methodology. GSAM determines the fair value of Public Non-Traded REITs by adjusting the most recent NAV for each Public Non-Traded REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2021 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

C. Other Fair Valuation Investments — Prices or valuations that require significant unobservable inputs (including assumptions in determining fair value measurement).

The fair valuation technique depends on the investment characteristics and the availability of observable inputs. Investments are classified within the level of the lowest significant input considered in determining fair value. GSAM uses NAV as its measure of fair values for investments in LP/LLC interests when (i) the investment does not have a readily determinable fair value and (ii) the NAV of the investment is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the investments have been classified, GSAM has assessed factors including, but not limited to, price transparency. An investment in LP/LLC interests using NAV as its measure of fair value is excluded from the fair value hierarchy.

The fair value technique and type of valuation input varies by investment type as follows:

Private REITs — Private Real Estate Investment Trusts (“Private REITs”) report their investment assets at fair value, and typically report a NAV on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private REITs at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

Private Investment Funds — Private investment funds (“Private Investment Funds”) measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private Investment Funds at their respective NAVs typically at each quarter. For non-calendar quarter days, GSAM determines the fair value of each Private Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant proxy that the Valuation Committee has deemed to be representative of the market.

D. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2021:

REAL ESTATE DIVERSIFIED INCOME FUND

Investment Type	Level 1	Level 2	Level 3	Total

Assets
Common Stock and/or Other Equity Investments(a)
North America	$75,388,111	$20,674,017	$2,189,177	$98,251,305
Investment Company	9,596,581	—	—	9,596,581

Subtotal	$84,984,692	$20,674,017	$2,189,177	$107,847,886
Investments measured at NAV				169,893,398

Total				$277,741,284

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2021 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Industry Concentration Risk — The Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if their investments were diversified across different industries. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular subindustries, or real estate operations generally.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The Fund may use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. The Fund may utilize leverage, which magnifies the market risk. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Option Writing Risk — Writing (selling) call options limits the opportunity to profit from an increase in the market value of securities in exchange for up-front cash at the time of selling the call option. When the Fund writes (sells) call options on securities, it receives cash but limits its opportunity to profit from an increase in the market value of the applicable security beyond the exercise price (plus the premium received) of the option. In a rising market, the Fund could significantly underperform the market. Such underperformance may be more pronounced to the extent that the call option’s underlying security sharply increases prior to the expiration of the option. The Fund’s option strategies may not fully protect it against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but the Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premium received. In a period of a sharply falling equity market, the Fund will likely also experience sharp declines in its NAV.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued)

June 30, 2021 (Unaudited)

CONSOLIDATED NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Private Real Estate Investment Funds Risk — The Fund’s performance depends in part upon the performance of the applicable private real estate investment fund managers and selected strategies, the adherence by such private real estate investment fund managers to such selected strategies, the instruments used by such private real estate investment fund managers and the Investment Adviser’s ability to select private real estate investment fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the private real estate investment fund level.

The Fund’s investments in certain private real estate investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private real estate investment fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of. Private real estate investment funds are not publicly traded and therefore are not liquid investments. Private real estate investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.

Private REIT Risk — In addition to the risks described in “Private Real Estate Investment Fund Risk” and “REIT Risk,” Private REITs are typically smaller and financially less stable than Public REITs. Private REITs are unlisted, making them hard to value and trade. Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs, which makes private REITs more difficult to evaluate from an investment perspective.

REIT Risk — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Repurchase Offers Risk — The Fund operates as an “interval fund,” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The repurchase of shares by the Fund would decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. This may result in higher short-term capital gains for taxable shareholders.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.